3

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (date of event reported):  April 16, 1998.



                           PURUS, INC.

     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-22408


               DELAWARE                        77-0234694
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     605 Tennant Avenue, Suite B
           Morgan Hill, CA                        95037
   (Address of principal executive             (Zip Code)
               offices)


          Registrant's Telephone Number: (408) 778-3465


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

                      ITEM 5.  OTHER EVENTS

     On April 16, 1998, Purus, Inc. (the "Company"), entered into a Commitment Letter with Casa Solaz, Inc. ("CSI"), a private Nevada corporation which recently commenced the business of manufacturing, marketing, and installing prefabricated housing units in South America. Under the terms of the Commitment Letter, the Company will acquire all of the capital stock of CSI in exchange for that number of shares of Purus common stock equal to 75% of the outstanding shares after giving effect to the transaction (subject to adjustment on the basis of the net asset value of the Company). The closing of the acquisition is subject to a number of conditions, including but not limited to: (i) the completion of all due diligence with respect to the parties; (ii) completion of all definitive documentation; (iii) obtaining all consents and approvals of the board of directors and shareholders and other applicable third parties necessary or desirable in connection with the acquisition; and (iv) resolution or other disposition to the satisfaction of CSI of all pending legal proceedings against the Company described in its 1997 annual report on Form 10-KSB. Due to the uncertainty associated with the pending litigation involving the Company, there is significant uncertainty with respect to the transaction and whether it will be consummated.

      In connection with the acquisition commitment between the Company and CSI, the Company made an additional loan to CSI of $2,200,000, thereby increasing total loans to CSI to $4,000,000. The loans bear interest at the rate of 6% per annum, and all principal and interest is due December 31, 1999. The loans are secured by all assets of CSI, including all of the capital stock of its Venezuelan subsidiaries conducting operations in South America.

     When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," and similar expressions are intended to identify forward-looking statements within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934 regarding events, conditions, and other matters that may affect the Company's future plans of operations, business strategy, operating results, and financial position. Investors are cautioned that any forward-looking statements are not guaranties of future events or performance and are subject to risks and uncertainties, and that actual events may differ materially from those included within the forward-looking statements as a result of various factors, including, but not limited to, the conditions to completion of the proposed acquisition of CSI by the Company described above.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.  None.

(b)  Pro Forma Financial Information.  None.

(c) Exhibits. Included in this report are the following exhibits.

 Exhibit   SEC Ref.    Title of Document                           Page
   No.        No.

    1        (10)      Commitment Letter dated April 16, 1998      E-1

    2        (10)      6 % Convertible Promissory Note dated       E-9
                       April 17, 1998

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Purus, Inc.

DATED:  April 29, 1998             By /s/Peter Friedli
                                      Chief Executive Officer